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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)


       Date of Report (Date of earliest event reported) December 23, 2003
                                                        -----------------



                                ZYGO CORPORATION
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     0-12944               06-0964500
  ----------------------------         -----------         -------------------
  (State or Other Jurisdiction         (Commission           (IRS Employer
         of Incorporation              File Number)        Identification No.)



  Laurel Brook Road, Middlefield, CT                           06455-0448
  ----------------------------------------                     ----------
  (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:          (860) 347-8506
                                                      -------------------------



                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

On December 23, 2003, Zygo Corporation issued the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

        Exhibit Number          Description of Document
        --------------         ------------------------------------------------
             99.1               Press release, dated December 23, 2003,
                                announcing that Zygo Corporation will pay off the mortgage debt on its Westborough facility and announcing expected charge to earnings related to the discontinued telecommunications business.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZYGO CORPORATION


Date: December 23, 2003                 By:  /s/ J. Bruce Robinson
                                             ------------------------------
                                             Name:  J. Bruce Robinson
                                             Title: Chairman, President and
                                                    Chief Executive Officer





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                                  EXHIBIT INDEX

99.1 Press Release, dated December 23, 2003, announcing that Zygo Corporation will pay off the mortgage debt on its Westborough facility and announcing expected charge to earnings related to the discontinued telecommunications business.